EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K of Medical Action Industries Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Paul D. Meringolo, Chief Executive Officer of the Company, and Charles L. Kelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul D. Meringolo
Chief Executive Officer,
Chairman of the Board and President

Date:	June 1, 2011

/s/ Charles L. Kelly, Jr.
Chief Financial Officer

Date:	June 1, 2011